Exhibit 10.5

EXECUTIVE COMPENSATION PLAN

Plan Year 2005

Dave Latzke

I.              Annual Base Salary $225,000 (to be reviewed in six months)

II.            Performance Incentive Bonus (IB): $175,000 annually.  Your 2005 Incentive Bonus will be paid based on the following criteria:

•      50% ($87,500) of the Performance Incentive bonus is based on the achievement of the annual EBITDA targets for SoftBrands, Inc.

	EBITDA	Payment Eligibility
YTD Q1 (Oct – Dec 04)	1st Quarter Budget	25%
YTD Q2 (Jan – Mar 05)	2nd Quarter Budget	50%
YTD Q3 (Apr –Jun 05)	3rd Quarter Budget	75%
YTD Q4 (Jul – Sep 05)	Annual Budget	100%

Performance Incentive Payments — An advance of 12.5% of your annual bonus for this portion of your incentive will be paid quarterly based on the attainment of the annual EBITDA metric.   The remaining balance of earned bonus will be paid upon completion of the annual audit.

Threshold for EBITDA Goal – SoftBrands must achieve 90% of the targeted EBITDA goal to be eligible for the bonus payments.  If SoftBrands achieves 90% of the targeted goal, you will be eligible for 50% of your targeted incentive bonus.   For achievement of each percentage above 90%, you will receive an additional 5% of your target to a maximum of 100%.  For each percentage achieved in excess of 100% of the annual target, you will receive an additional 1% of your targeted incentive.

•      50% ($87,500) of the Performance Incentive bonus is based on the achievement of the following performance objectives:

•      35% ($30,000) for resumption of public reporting via an effective Form 10 filing.  Payment for achieving this objective will be made with the first quarterly bonus payout that follows an effective Form 10.

•      35% ($30,000) for successfully achieving 2005 Sarbanes Oxley compliance requirements as measured by a PWC Sarbanes Oxley audit without any material weaknesses.  Payment earned will be paid on the first bonus payout following the PWC audit.

•      30% ($27,500) for improving the effectiveness of the global Finance organization.  A performance objective will be established and communicated at the beginning of our fiscal 2nd, 3rd & 4th quarters.  Attainment of performance objectives will be paid quarterly at a maximum of $9,167 per quarter.  Successful attainment of the quarterly performance objective will be reviewed and determined jointly by the COO and VP of Human Resources.

Note:  SoftBrands must be in compliance with all debt covenants for any period in which a bonus is paid.

III.           Should you leave the company for any reason; any bonus “not yet received” will be paid per your employment agreement.

EXECUTIVE COMPENSATION PLAN

Plan Year 2005

Randy Tofteland

I.              Annual Base Salary $305,000

II.            Performance Incentive Bonus (IB): $305,000 annually.  Your 2005 Incentive Bonus will be paid based on the following criteria:

•      100% ($305,000) of the Performance Incentive bonus is based on the achievement of the annual EBITDA targets for SoftBrands, Inc.

	EBITDA	Payment Eligibility
YTD Q1 (Oct – Dec 04)	1st Quarter Budget	25%
YTD Q2 (Jan – Mar 05)	2nd Quarter Budget	50%
YTD Q3 (Apr –Jun 05)	3rd Quarter Budget	75%
YTD Q4 (Jul – Sep 05)	Annual Budget	100%

Performance Incentive Payments — An advance of 12.5% of your annual bonus for this portion of your incentive will be paid quarterly based on the attainment of the annual EBITDA metric.   The remaining balance of earned bonus will be paid upon completion of the annual audit.

Threshold for EBITDA Goal – SoftBrands must achieve 90% of the targeted EBITDA goal to be eligible for the bonus payments.  If SoftBrands achieves 90% of the targeted goal, you will be eligible for 50% of your targeted incentive bonus.  For achievement of each percentage above 90%, you will receive an additional 5% of your target to a maximum of 100%.  For each percentage achieved in excess of 100% of the annual target, you will receive an additional 1% of your targeted incentive.

Note:  SoftBrands must be in compliance with all debt covenants for any period in which a bonus is paid.

III.           Should you leave the company for any reason; any bonus “not yet received” will be paid per your employment agreement.